Morgan Stanley California Tax-Free Income Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
California  08/06/     -     Variou $1,160,4  3,000,   0.26%   0.42     UBS
Infrastruc    03               s       35,      000             %    Financial
 ture and                    $102.9    000                            Services
 Economic                      4                                        Inc,
Developmen                                                           Citigroup,
t Bank Bay                                                            Merrill
Area Toll                                                             Lynch &
 Bridges                                                                Co,
 Seismic                                                              Fidelity
 Retrofit                                                             Capital
 Revenue                                                              Markets,
  Bonds,                                                               First
  Series                                                               Albany
  2003A                                                              Corporatio
First Lien                                                           n, Goldman
  Bonds                                                               Sachs &
                                                                     Co, Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                       s Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                       Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                     s Inc and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC